UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 15, 2010
Date of Report (Date of earliest event reported)

THE GYMBOREE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21250	94-2615258
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Howard Street, San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(415) 278-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD.

On April 15, 2010, during a presentation at the Telsey Advisory Group’s 2nd Annual Consumer Conference in New York (the “TAG Conference”), Blair Lambert, COO, and Jeffrey Harris, CFO, of The Gymboree Corporation (the “Company”) announced earnings expectations in the range of $0.94 to $0.96 per diluted share for the first fiscal quarter ending May 1, 2010.  The Company had previously announced earnings expectations in the range of $0.93 to $0.96 per diluted share for the first fiscal quarter.

To listen to a live broadcast of the Company’s presentation at the TAG Conference over the Internet, please log on to www.gymboree.com, click on "Our Company" at the bottom of the page, go to "Investor and Media Relations" and then "Conference Calls & Webcasts." The webcast will be archived and available through April 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION

Dated: April 15, 2010	By:	/s/ Jeffrey P. Harris
Name Jeffrey P. Harris
Title Chief Financial Officer